PHOENIX INVESTMENT TRUST 97
                          PHOENIX SMALL CAP VALUE FUND

     Supplement dated February 2, 2004 to Prospectus dated December 31, 2003


   At a meeting held on January 27, 2004, the shareholders of the Phoenix Small Cap Value Fund of Phoenix Investment Trust 97 voted to approve the retention of Phoenix/Zweig Advisers Ltd. ("PZA") as subadviser for the Phoenix Small Cap Value Fund.

The following paragraph is hereby inserted following the first paragraph after the management fee table on page 12 of the prospectus:

         Phoenix/Zweig Advisers LLC ("PZA") is the investment subadviser to the Small Cap Value Fund and is located at 900 Third Avenue, New York, NY 10022. As subadviser, PZA is responsible for day-to-day management of the Small Cap Value Fund's portfolio. PZA acts as adviser to three mutual funds and two closed-end funds. As of December 31, 2003, PZA had approximately $1 billion in assets under management. PZA has been an investment adviser since 1989. Phoenix pays PZA a subadvisory fee at the following rates:

         -----------------------------------------------------------------------
               RATE FOR FIRST $166                 RATE FOR EXCESS OVER $166
                     MILLION                              MILLION
         -----------------------------------------------------------------------
                      0.10%                                0.40%
         -----------------------------------------------------------------------


   A team of equity professionals led by Carlton Neel and including David Dickerson continues to manage the Small Cap Value Fund, as is disclosed in the Fund's current prospectus.

   INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PXP 2053/PZA&SCV (02/04)